ENERGY XXI GULF COAST, INC.

Series B 16% Second Lien Junior Secured Notes due 2014

Common Stock

NOTE AND COMMON STOCK PURCHASE AGREEMENT

NOTE AND COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Company”), Energy XXI (Bermuda) Limited, a Bermuda company and the ultimate parent of the Company (“Parent”), Energy XXI USA, Inc., a Delaware corporation (“Intermediate Holdco”) and the other guarantors under the indenture referred to below (the “Subsidiary Guarantors” and, together with Parent and Intermediate Holdco, the “Guarantors”) and the Purchasers listed on the signature page hereto (the “Purchasers”).  The Company and the Guarantors shall be referred to herein as the “Company Parties”.

WHEREAS:

(A)    The Company proposes to issue and sell (i) $60,000,000 in aggregate principal amount of its Series B 16% Second Lien Junior Secured Notes due 2014 (the “Notes”), and (ii) 13,224,720 shares of common stock of Parent (the “Shares” and, together with the Notes, the “Securities”).  The Securities will be offered and sold to the Purchasers in a transaction (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”) in a private placement without being registered under the Securities Act in reliance upon Section 4(2) thereof and/or Regulation D thereunder (“Regulation D”).

(B)    Prior to or concurrently with the closing of the Offering, (i) the Company Parties will enter into an amendment to the Amended and Restated First Lien Credit Agreement with the Lenders party thereto and The Royal Bank of Scotland plc, as Administrative Agent (the “Agent”) of the Lenders (such credit agreement, such amendment and all related loan documents, collectively, the “Credit Agreement”) and (ii) the Agent and the Required Lenders (as defined in the Credit Agreement) will enter into an Intercreditor Agreement with the Trustee (as defined below) on mutually satisfactory terms (the “Intercreditor Agreement”).

(C)    The Notes will be issued pursuant to an indenture (the “Indenture”), to be entered into between the Company, Parent, the other Guarantors and Wilmington Trust Company, as trustee (the “Trustee”).  Pursuant to the Indenture, the Guarantors, other than Intermediate Holdco. shall fully and unconditionally guarantee, and Intermediate Holdco will guarantee to the extent provided in the CIM (as defined below), to each holder of the Notes and the Trustee, the payment and performance of the Company’s obligations under the Indenture and the Notes (each such guarantee being referred to herein as a “Guarantee”).

(D)    Holders of the Securities will be entitled to the benefits of a registration rights agreement (the “Registration Rights Agreement”) to be entered into among the Company Parties and the Purchasers pursuant to which the Company Parties will agree, among other things to (i) file a registration statement (the “Registration Statement”) with the Commission for a registered offer (the “Exchange Offer”) to exchange any and all of the Notes for a like aggregate principal amount of notes that are identical in all material respects to the Notes (the “Exchange Notes”) except that the Exchange Notes will not contain terms with respect to transfer restrictions or liquidated damages, (ii) use their reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act and (iii) use their reasonable best efforts to consummate the Exchange Offer, in each case, within the timeframe, and subject to the provisions contained therein.

(E)    This Agreement, the Credit Agreement, the Intercreditor Agreement, the Indenture, the security and collateral documents listed on Annex D hereto and the Registration Rights Agreement are referred to herein collectively as the “Transaction Documents,” and the transactions contemplated hereby and thereby are referred to herein collectively as the “Transactions.” This Agreement, the Registration Rights Agreement and the Indenture are referred herein collectively as the “Purchase Documents.”

(F)    The Company has prepared a confidential information memorandum relating to the Offering, dated the date hereof relating to the Offering (including annexes, exhibits and schedules thereto and documents incorporated by reference therein, the “CIM”).

NOW, THEREFORE, each of the Company Parties hereby agrees and, the Purchasers hereby severally agree as follows:

1.	PURCHASE AND SALE OF SECURITIES.

(a)   Purchase and Sale of Securities.

(i)    Closing.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6, at the closing of the Offering (the “Closing”), the Company shall issue and sell to the several Purchasers, and the Purchasers severally agree to purchase from the Company on the Closing Date (as defined below), the principal amount of Notes and the Shares (free and clear of all liens and encumbrances) set forth in Schedule I hereto; provided, however, that if the number of Shares to be issued to a Purchaser pursuant to Schedule I would result in such Purchaser (together with its affiliates) owning 10% or more of the outstanding shares of common stock of Parent, such Purchaser will instead receive a reduced number of Shares (such reduction made pro rata with any of its affiliates also purchasing Notes) such that it will own the greatest number of shares (rounded down to the nearest whole share) that it (together with its affiliates) can own at the Closing and still remain below ownership of 10% of the outstanding common stock of the Parent. The Closing shall occur at the offices of Vinson & Elkins LLP, First City Tower, 1001 Fannin Street, Suite 2500, Houston, Texas 77002-6760.

(ii)    Determination of Closing Date.  The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on October 2, 2009 (or such later date as is mutually agreed to by the Company and the Purchasers); provided, however, that if the Closing has not taken place on such Closing Date because of a failure to satisfy one or more of the conditions specified in Section 5 or Section 6 hereof, “Closing Date” shall mean 10:00 a.m., New York City time, on the first day that is not a Saturday, a Sunday or other day on which commercial banks in New York, New York are required or authorized by law to remain closed (a “Business Day”) following the satisfaction (or waiver) of all such conditions after notification by the Company to the Purchasers of the satisfaction (or waiver) of such conditions (but in no event later than October 15, 2009 without the consent of each of the Purchasers).

(iii)    Purchase Price.  The purchase price for the Securities to be purchased by the several Purchasers at the Closing (in the aggregate, the “Purchase Price”) shall be as set forth on Schedule I hereto and the payment of the Purchase Price shall be made by the Purchasers by wire transfer of immediately available funds in accordance with the instructions provided in Schedule II hereto

2.	PURCHASERS’ REPRESENTATIONS AND WARRANTIES.

Each Purchaser represents and warrants, severally and not jointly, that:

(a)    No Public Sale or Distribution.  The Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in a manner that would violate the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act and, with respect to the Notes, subject to the terms of the Notes and the Indenture.  The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.  The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.  As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b)    Purchaser Status.  Each of the Purchasers acknowledges that it is one of the following:

(i)    an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D; or

(ii)    a “qualified institutional buyer” as defined in Rule 144A(a)(1) under the Securities Act.

Such Purchaser also acknowledges that it has the knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities.  Such Purchaser understands that the acquisition of the Securities is a speculative investment and involves substantial risks and the Purchaser could lose its entire investment in the Securities.

(c)    Reliance on Exemptions.  The Purchaser understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchasers’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchasers set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchasers to acquire the Securities.

(d)    Information.  The Purchaser and its advisors, if any, have (i) had access to the Company SEC Documents (as defined below) and (ii) been afforded the opportunity to ask questions of the Company.  The Purchaser understands that its investment in the Securities involves a high degree of risk and is able to bear the economic risk of such investment.  The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)    No Governmental Review.  The Purchaser understands that no United States agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)    Transfer or Resale.  The Purchaser understands that: (i) the Securities have not been and will not be registered under the Securities Act or any state securities laws; and (ii) the Purchaser agrees that if it decides to offer, sell or otherwise transfer any of the Securities, such Securities may be offered, sold or otherwise transferred only: (A) pursuant to an effective registration statement under the Securities Act; (B) to the Company; (C) outside the United States in accordance with Regulation S under the Securities Act and in compliance with local laws; or (D) within the United States (1) in accordance with the exemption from registration under the Securities Act and in compliance with any applicable state securities laws, or (2) in a transaction that does not require registration under the Securities Act or applicable state securities laws.

(g)    Legends.  The Purchaser understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, (A) the certificates or other instruments representing the Notes and all certificates or other instruments issued in exchange therefor or in substitution thereof, shall bear the legend(s) set forth in the Indenture, and that the Company will make a notation on its records and give instructions to the Trustee in order to implement the restrictions on transfer of the Notes, set forth and described therein, and (B) the Share certificates shall bear the legend set forth below:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR NON-U.S. SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE UNITED STATES ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), OR (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS SIX MONTHS (OR SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144 (OR ANY SUCCESSOR PROVISION THEREOF) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY, ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION, INCLUDING ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S, OR TRANSFER AGENT'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”;

and that the Parent will make a notation on its records and give instructions to the transfer agent for its Shares in order to implement the restrictions on transfer of the Shares set forth and described herein.

(h)    Validity; Enforcement.  The Purchaser has all necessary power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder; this Agreement and the Registration Rights Agreement have been duly authorized by the Purchaser, and, when executed and delivered by the Purchaser, will constitute a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)    Residency.  For purposes of U.S. securities laws, the Purchaser is a resident of the jurisdiction specified with respect to such Purchaser on Annex A hereto.

(j)    Suitability and Reliance on Own Advisors.  The Purchaser has carefully considered, and has, to the extent the Purchaser deems necessary, discussed with the Purchaser’s own professional legal, tax and financial advisers the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation, and the Purchaser has determined that the Securities are a suitable investment for the Purchaser.  Such Purchaser has not relied upon the Company Parties or its advisers for legal or tax advice.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES.

In addition to the other representations, warranties and agreements contained in the Agreement, each of the Company Parties hereby represents, warrants and agrees with, the Purchasers as follows:

(a)    SEC Filings and the Sarbanes-Oxley Act.

(i)    The Company Parties have filed with or furnished to the Commission all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed or furnished by the Company Parties since June 30, 2007 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”).

(ii)    As of its filing date (and as of the date of any amendment), each Company SEC Document complied, and each Company SEC Document filed subsequent to the date hereof will comply, in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission (collectively, the “Exchange Act”), as the case may be.

(iii)    As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document filed pursuant to the Exchange Act, and the CIM (together with the Company SEC Documents, the “Company Documents”) did not, and each Company SEC Document filed subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)    The Transaction Documents.  Each of the Company Parties has all necessary power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its respective obligations thereunder; each of the Transaction Documents has been duly authorized by the Company Parties, as the case may be, and, when executed and delivered by the Company Parties, as the case may be, will constitute a valid and binding agreement of the Company Parties, as the case may be, enforceable against the Company Parties, as the case may be, in accordance with its terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies; and the Indenture, when executed and delivered by the Company Parties will meet the requirements for qualification under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”).

(c)    The Securities.  The Company has all necessary power and authority to execute, issue and deliver the Securities; the Securities have been duly authorized for issuance and sale by the Company, the Notes will be in the form contemplated by the Indenture and, when the Notes are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Purchasers pursuant to this Agreement, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies; and the Shares, when issued in accordance with the terms of this Agreement, will be fully paid and non-assessable and will not have been issued in violation of any pre-emptive or similar rights.

(d)    The Guarantees.  Each of the Guarantors has all necessary power and authority to execute, issue and deliver its respective Guarantee; the Guarantees have been duly authorized for issuance and sale by each of the Guarantors, will be in the form contemplated by the Indenture and, when executed and the Guarantees issued in accordance with the terms of the Indenture, will constitute valid and binding obligations of each of the Guarantors, entitled to the benefits of the Indenture, enforceable against each of the Guarantors in accordance with their terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(e)    The Exchange Notes and Related Guarantees.  Each of the Company Parties has all necessary power and authority to execute, issue and deliver the Exchange Notes and the related Guarantees to which they are a party; the Exchange Notes and the related Guarantees have been duly authorized for issuance and sale by the Company Parties, as the case may be, will be in the form contemplated by the Indenture and, when executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and exchanged for the Notes and the related Guarantees, as the case may be, will constitute valid and binding obligations of the Company Parties, as the case may be, entitled to the benefits of the Indenture, enforceable against the Company Parties, as the case may be, in accordance with their terms.

(f)    No Material Adverse Change.  Except as otherwise disclosed in the CIM, and for the period from and after the date of the CIM through the Closing Date: (i) since June 30, 2009, there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or Parent and its subsidiaries (any such change is called a “Material Adverse Change”); (ii) Parent, Intermediate Holdco or the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation (including any off-balance sheet obligation), indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company, Intermediate Holdco, or Parent, except for dividends paid to the Company or other subsidiaries, any of the Company’s subsidiaries on any class of capital stock or repurchase or redemption by the Company or Parent or any of its subsidiaries of any class of capital stock.

(g)    Going Concern of Company.  On the Closing Date, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the CIM, and the other transactions contemplated thereby, (i) the fair value and present fair saleable value of the assets of the Company and its subsidiaries on a going concern basis will exceed the sum of its stated liabilities and identified contingent liabilities; and (ii) each of the Company and its subsidiaries will not be (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.  In computing the amount of such contingent liabilities at any time, such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represent the amount that can reasonably be expected to become an actual or matured liability.

(h)    Independent Accountants.  UHY, LLP, who have expressed their opinion with respect to the financial statements of the Parent (which includes the related notes thereto) included in the Parent’s Form 10-K for the year ended June 30, 2009 are (i) independent public or certified public accountants as required by the Exchange Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(i)    Preparation of the Financial Statements.  The financial statements contained in the CIM, present fairly in all material respects the consolidated financial position of the Parent and its subsidiaries as of and at the dates indicated and the results of each of their respective operations and cash flows for the periods specified.  All such financial statements have been prepared in conformity in all material respects with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as otherwise stated in the CIM.  The financial data set forth in the CIM, and the financial data set forth or to be set forth in the CIM will as of its date, fairly present the information set forth therein on a basis consistent with that of the audited and unaudited financial statements contained in the CIM.

(j)    Incorporation and Good Standing of the Company Parties.  Each of the Company Parties has been duly incorporated or organized and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the CIM as of its date, and to enter into and perform its obligations under each of the Transaction Documents to which it is a party.  Each of the Company Parties is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the financial position, stockholders’ equity, results of operations or business of the Company or Parent (a “Material Adverse Effect”).  All of the issued and outstanding capital stock or other equity or ownership interest of each of the Subsidiary Guarantors has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, charge, encumbrance or adverse claim, except as disclosed in the CIM.  Parent does not, directly or indirectly, own any securities of any entity other than Energy XXI (US Holdings) Limited, Intermediate Holdco, the Company and each of their subsidiaries.  The Company does not own or control, and as of the Closing Date, the Company will not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Annex B hereto, nor does the Company hold any equity or debt securities or other interests in any other entity, other than as set forth in Annex B hereto.

(k)    Capitalization and Other Capital Stock Matters.  The capitalization of the Company and its subsidiaries presented on a consolidated basis in the CIM under the caption “Capitalization” under the column “Actual” is a fair summary of such capitalization in all material respects.  All the outstanding shares of capital stock in the Company have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or subscription rights.  There are no options, calls, warrants or convertible or exchangeable securities, or conversion, preemptive, subscription or other rights, or agreements, arrangements or commitments, in any such case, obligating or which may obligate the Company to issue, sell, purchase, return or redeem any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock, other than as described in the CIM.  There are no shares of any capital stock of the Company reserved for issuance, other than as described in the CIM.  There are no capital appreciation rights, phantom stock plans, securities with participation rights or features, or similar obligations and commitments of the Company, other than as described in the CIM.  There are no capital contributions with respect to the Company that are owed or that have been called which have not been capitalized.

(l)    Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.  None of the Company Parties (i) is in violation of its charter or by laws, (ii) is in default (or, with the giving of notice or lapse of time, would be in default or constitute a default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which any of the Company Parties is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company Parties is subject (each, an “Existing Instrument”), or (iii) is in violation of any law, administrative regulation or administrative or court decree applicable to any of the Company Parties except with respect to clauses (ii) and (iii) of this sentence, for such Defaults or violations as would not, individually or in the aggregate, result in a Material Adverse Effect.  The Company Parties’ execution, delivery and performance of the Transaction Documents to which they are a party and the consummation of the Transactions, including the issuance and sale of the Securities, (x) will not result in any violation of the provisions of the charter or bylaws of any of the Company Parties, (y) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, charge, encumbrance or adverse claim upon any property or assets of any of the Company Parties pursuant to, or require the consent of any other party to any Existing Instrument or any other third party and (z) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to any of the Company Parties except with respect to clauses (y) and (z) of this sentence, for such conflicts, breaches, Defaults, Debt Repayment Triggering Events or violations as would not, individually or in the aggregate, result in a Material Adverse Effect.  As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company Parties.

(m)    Regulatory Approval.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for each of the Company Parties’ execution, delivery and performance of the Transaction Documents to which it is a party and consummation of the Transactions, except (i) with respect to the transactions contemplated by the Registration Rights Agreement or the filing of a Current Report on Form 8-K with the Commission as may be required under the Securities Act and the Exchange Act, as the case may be, (ii) as required by the state securities or “blue sky” laws, and (iii) for such consents, approvals, authorizations, orders, filings or registrations that have been obtained or made and are in full force and effect except as would not have a Material Adverse Effect.

(n)    No Material Actions or Proceedings.  Except as otherwise disclosed in the CIM, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, (i) threatened against or affecting any of the Company Parties, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company Parties, or (iii) relating to environmental or discrimination matters, where in any such case (A) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Effect or adversely affect the consummation of the Transactions or (B) any such action, suit or proceeding is or would be material in the context of the offer and sale of Securities.  No material labor dispute with the employees of any of the Company Parties, or with the employees of any principal supplier of the Company Parties, exists or, to the best of the Company’s knowledge, is threatened or imminent.

(o)    All Necessary Permits, etc.  Except as otherwise disclosed in the CIM, each of the Company Parties possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or other applicable regulatory agencies or bodies and such valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps and other technical information, in each case, necessary to conduct their respective businesses, and neither the Company nor any Guarantor has received, or has any reason to believe that it has received or will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(p)    Title to Properties.  Each of the Company Parties has (i) generally satisfactory title to its oil and gas properties, title investigations having been carried out by the Company Parties in accordance with the practice in the oil and gas industry in the areas in which the Company Parties operate except as, in each case, would not result in a Material Adverse Effect, (ii) good and marketable title to all other real property owned by it to the extent necessary to carry on its business and (iii) good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the CIM or such as do not materially affect the value of the properties of the Company Parties, considered as one enterprise, and do not interfere with the use made and proposed to be made of such properties, by the Company Parties, considered as one enterprise; and all of the leases and subleases material to the business of the Company Parties, considered as one enterprise, and under which the Company Parties hold properties described in the CIM, are in full force and effect, and none of the Company Parties has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of any of the Company Parties under any of the leases or subleases mentioned above, or affecting or questioning the rights of any of the Company Parties to the continued possession of the leased or subleased premises under any such lease or sublease.

(q)    Gas Imbalances; Prepayments.  On a net basis there are no gas imbalances, take-or-pay or other prepayments that would require the Parent or any of its subsidiaries to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor exceeding one-half bcf of gas (on an mcf equivalent basis) in the aggregate, other than as disclosed in the CIM or as would not result in a Material Adverse Effect.

(r)    Tax Law Compliance.  Except as disclosed in the CIM, the Company Parties have duly filed all necessary tax returns and have paid all taxes that have become due and payable except such taxes that are being contested in good faith and by appropriate proceedings and for which adequate reserves have been recorded in accordance with GAAP.  The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 3(i) above in respect of all taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined, other than as disclosed in the CIM or as would not result in a Material Adverse Effect.  There are no liens for taxes (except for statutory liens for taxes that have not become due) on the assets of the Company or any of its subsidiaries

(s)    Compliance with Environmental Laws.  Except as described in the CIM or as would not, singly or in the aggregate, result in a Material Adverse Effect, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company Parties have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Company Parties, and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any of the Company Parties relating to Hazardous Materials or any Environmental Laws.

(t)    Compliance with Laws.  The Company has not been advised, and has no reason to believe, that it and each of the Guarantors are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Effect.

(u)    Company Parties Not an “Investment Company”.  Neither the Company nor any Guarantor is, and after receipt of payment for the Securities, will be, an “investment company” within the meaning of Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(v)    Brokers.  Except for Breakpoint Assets, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission in connection with the negotiations leading to this Agreement or consummation of the Transactions.

(w)    No Registration Required Under the Securities Act.  Assuming the accuracy of the representations and warranties of the Purchasers contained in this Agreement and the compliance of such parties with the agreements set forth herein, it is not necessary, in connection with the issuance and sale of the Securities, in the manner contemplated by the Transaction Documents and the CIM, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(x)    QIBs and Accredited Investors.  The Company will not offer or sell any of the Securities to any person whom it reasonably believes is not (i) a “qualified institutional buyer” as defined in Rule 144A (“QIBs”) or (ii) an institutional “accredited investor” (as defined in clauses (1), (2), (3) and (7) of Rule 501(a) of Regulation D).

(y)    Purchasers; Compliance With Rule 502(d).  The Company will exercise reasonable care to ensure that the Purchasers are not “underwriters” within the meaning of Section 2(a)(11) of the Securities Act and, without limiting the foregoing, that such purchases will comply with Rule 502(d) under the Securities Act.

(z)    No General Solicitation.  None of the Company Parties or, to the knowledge of the Company, any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with a Company Party (an “Affiliate”) have engaged, or will engage, directly or indirectly in any form of “general solicitation” or “general advertising” in connection with the offering of the Securities (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.  None of the Company Parties have entered, or will enter, into any arrangement or agreement with respect to the distribution of the Securities, except for this Agreement, the Indenture and the Registration Rights Agreement, and the Company agrees not to enter into any such arrangement or agreement.

(aa)    No Offer and Sale Within Six Months.  None of the Company Parties nor any of their respective Affiliates have sold or issued any security of the same or similar class or series as any of the Securities that would be required to be integrated with any of the Securities in a manner that would require registration under the Securities Act during the six-month period preceding the earlier of the date of this Agreement and the Closing Date, including any sales pursuant to Rule 144A, Regulation D or Regulation S.  None of Parent, Intermediate Holdco, the Company nor any of its Affiliates have any intention of making, and will not make, an offer or sale of any securities that would be required to be integrated with the Securities in a manner that would require registration under the Securities Act, for a period of six months after the date of this Agreement, except for the offering of Securities as contemplated by this Agreement and the Registration Rights Agreement.  As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.

(bb)    Margin Regulation.  No part of the proceeds from the sale of the Securities hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

4.	COVENANTS.

(a)    Reasonable Best Efforts.  Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

(b)    Form D.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to comply with any applicable state securities and “Blue Sky” laws in connection with the sale of the Securities.

(c)    Use of Proceeds.  The net proceeds from the sale of the Securities will be used by the Company in the manner described in the CIM under the caption titled “Use of Proceeds.”

(d)    Fees and Expenses.  Except as otherwise set forth in the work letter agreement between the Company and MSD Capital, L.P. dated as of June 30, 2009, as such may be amended from time to time (the “Work Letter”), each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Purchasers.

(e)    Publicity.  The Purchasers agree that they will not issue any press release or otherwise make any public statement, filing or other communication regarding the offering or the business, operations or financial condition of Parent or the Company without the prior consent of the Company, except to the extent required by law or legal process, in which case such Purchaser shall provide the Company with prior notice of such disclosure.  Parent and the Company agree that they will not publicly disclose the names of the Purchasers or include the names of the Purchasers, without the prior consent of the Purchasers, in any press release or other public statement, filing or other communication, except (a) in any registration statement in which such Purchaser is identified as a selling securityholder, or (b) to the extent required by law or legal process (including but not limited to by the filing of one or more Form D’s with the Commission regarding the Offering), in which case the Purchasers shall be given reasonable advance notice of the anticipated disclosure and a reasonable opportunity to seek confidential treatment of, or to contest, such anticipated disclosure.

(f)    Withholding Taxes.  The Purchasers shall deliver to the Company a properly completed and duly executed applicable Internal Revenue Service Form W-8 or W-9, as applicable.  The Purchasers will provide replacement forms on the obsolescence of such forms or inaccuracy of any information thereon.

(g)    Ratings.  The Company will cause the Notes to be rated by one or both of Moody’s Investors Service, Inc. and/or Standard & Poor’s Rating Services (together, the “Ratings Agencies”) within six months of the Closing Date; provided, that in the event at least one of the Ratings Agencies shall not have issued its rating with respect to the Notes by the end of such period due to a failure by the Company to use its best efforts to cause such a rating, including by delaying its response(s) to any request for information or similar requests by one or both of the Ratings Agencies, then the cash component of the interest on the Notes shall be increased by 50 basis points during the period commencing on the date that is six months from the Closing Date until the date on which at least one of the Ratings Agencies shall have issued its rating with respect to the Notes.

5.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Securities to the Purchasers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchasers with prior written notice thereof.

(a)    The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

(b)    No injunction, restraining order or order of any nature by a governmental authority shall have been issued as of the Closing Date that would prevent or materially interfere with the consummation of the Offering or any of the transactions contemplated thereby; and no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or, to the knowledge of the Purchasers after reasonable inquiry, be pending or contemplated as of the Closing Date.

(c)    At least $50.0 million in aggregate principal amount of Notes shall have been sold by the Company to the Purchasers.

(d)    No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent jurisdiction that would, as of the Closing Date, render impossible the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(e)    The offer by the Company to exchange a minimum of $312 million principal amount of its existing Senior Notes for new Series A 16% Second Lien Notes and related solicitation of consents to amend certain terms of the indenture governing the Senior Notes (the “Exchange Offer and Consent Solicitation”) shall have been simultaneously consummated in accordance with the terms described in the CIM.

(f)    Any amendment to the Credit Agreement necessary for the purpose of allowing the Transactions shall have been duly executed and delivered by all parties thereto prior to the date of this Agreement and shall be in full force and effect.

6.	CONDITIONS TO THE PURCHASERS’ OBLIGATION TO PURCHASE.

The several obligations of the Purchasers hereunder to purchase the Securities at the Closing are subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchasers’ sole respective benefit and may be waived by the Purchasers at any time in their sole discretion (each with respect to itself only) by providing the Company with prior written notice thereof:

(a)    Each of the Company Parties and the Trustee shall have duly executed and delivered, or caused to be delivered, to the Purchasers (i) each of the Transaction Documents to which it is a party and (ii) the Securities being purchased by the Purchasers at the Closing pursuant to this Agreement, in each case in form and substance satisfactory to the Purchasers or their agents.  The Intercreditor Agreement shall have been duly executed and delivered by all parties thereto.  Any amendment to the Credit Agreement necessary for the purpose of allowing the Transactions shall have been duly executed and delivered by all parties thereto prior to the date of this Agreement and shall be in full force and effect.

(b)    The Transactions shall have been consummated in accordance with their terms and in accordance with the applicable Transaction Documents and as described in the CIM.

(c)    The Exchange Offer and Consent Solicitation shall have been simultaneously consummated in accordance with the terms described in the CIM.

(d)    Parent shall, concurrently with the Exchange Offer and Consent Solicitation, contribute and/or cause its subsidiaries to contribute, as equity all of the aggregate $126.0 million face amount of Senior Notes held by Parent and/or its subsidiaries to the Company which will immediately upon receipt cancel all of such Senior Notes.

(e)    On the Closing Date, the Purchasers shall have received the opinions of Vinson & Elkins LLP, counsel for Parent and the Company, Appleby Global, Bermuda counsel for Parent, Looper, Reed & McGraw, P.C., counsel for Parent and the Company, and Phelps Dunbar LLP, counsel for Parent and the Company and in each case dated as of the Closing Date, substantially to the effect set forth on Annexes C-1, C-2, C-3 and C-4, respectively.

(f)    The Company Parties shall have each delivered to the Purchasers a certificate evidencing qualification by such entity as a foreign corporation and good standing issued by the Secretaries of State (or comparable office) of each of the jurisdictions in which the Company Parties operate as of a date within 30 days prior to the Closing Date.

(g)    The Company Parties shall have delivered to the Purchasers a certificate, executed by the Secretary of each of the Company Parties, and dated as of the Closing Date, as to (i) the resolutions consistent with Sections 3(b), 3(c), 3(d) and 3(e) as adopted by Board of Directors of each such entity in a form reasonably acceptable to the Purchasers, and (ii) the memorandum of association, the certificate of incorporation and bylaws, or other organizational documents of each such entity.

(h)    The representations and warranties of the Company Parties contained herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Purchase Documents to be performed, satisfied or complied with by the Company Parties, as applicable, at or prior to the Closing Date.  The Purchasers shall have received certificates, executed by an authorized officer of each of the Parent and the Company, dated as of the Closing Date, to the foregoing effect.  The statements of the Company Parties and their respective officers made in any certificates delivered pursuant to this Agreement may be made only in their official, rather than individual capacity, and shall be true and correct on and as of the Closing Date.

(i)    No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent jurisdiction that would, as of the Closing Date, render impossible the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(j)    No Material Adverse Change shall have occurred with respect to Parent, Intermediate Holdco and/or the Company and its subsidiaries on a consolidated basis since June 30, 2009.

7.	TERMINATION.

This Agreement and the obligations of the Company Parties and the Purchasers set out herein shall terminate upon the date of the earliest to occur of the following (such earliest date being the “Termination Date”):

(a)    In the event that the Closing shall not have occurred due to the failure of the Company Parties or the Purchasers to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on October 15, 2009, unless extended in writing by mutual consent of the Company and each of the Purchasers; and

(b)    The commencement of a voluntary or involuntary case or proceeding by or against Parent or any of its subsidiaries under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of them to the entry of a decree or order for relief in respect of any of them in an involuntary case or proceeding under any such law or to the commencement of any bankruptcy or insolvency case or  proceeding against any of them, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any of such companies or of any substantial part of their respective properties, or the making by any of them of an assignment for the benefit of creditors, or the admission in writing of any of their inability to pay their debts generally as they become due, or the taking of corporate action by any of such companies in furtherance of any such action.

8.	INDEMNIFICATION.

(a)    In consideration of the Purchasers’ execution and delivery of the Purchase Documents and the issuance of the Notes under the Indenture and the issuance of the Shares, and acquiring the Securities hereunder and in addition to all of the other obligations of the Company Parties under this Agreement, the Company Parties, jointly and severally, shall defend, protect, indemnify and hold harmless the Purchasers and the Purchasers’ stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives, including, without limitation, those retained in connection with the transactions contemplated by this Agreement (each, an “Indemnitee” and collectively, the “Indemnitees”), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Purchase Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any untrue statement or alleged untrue statement of a material fact contained in the CIM (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any breach of any covenant, agreement or obligation of a Company Party contained in the Purchase Documents or any other certificate, instrument or document contemplated hereby or thereby.

(b)    Promptly after receipt by an Indemnitee under this Section 8 of notice of any claim or the commencement of any action or proceeding (including any governmental investigation), such Indemnitee will, if a claim for indemnification in respect thereof is to be made against the Company Parties, notify the Company in writing of the commencement thereof; but the omission to so notify will not relieve the Company Parties from any liability which they may have to any Indemnitee to the extent they are not materially prejudiced as a result thereof.  In case any such action or proceeding is brought against any Indemnitee, and it notifies the Company of the commencement thereof, the Company will be entitled to participate therein, and to the extent that it may elect, by written notice delivered to such Indemnitee promptly after receiving the aforesaid notice from such Indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee; provided, however, that if the defendants (including any impleaded parties) in any such action include both the Indemnitee and the Company or another Company Party and the Indemnitee shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnitees which are different from or additional to those available to the Company Parties, the Indemnitee or Indemnitees shall have the right to select separate counsel to defend such action on behalf of such Indemnitee or Indemnitees.  Upon receipt of notice from the Company to such Indemnitee of its election to so appoint counsel to defend such action and approval by the Indemnitee of such counsel, the Company Parties will not be liable to such Indemnitee under this Section 8 for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof unless: (i) the Indemnitee shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the Company Parties shall not be liable for the expense of more than one separate counsel (in addition to any local counsel), approved by the Indemnitee representing the Indemnitees who are parties to such action); (ii) the Company shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice or commencement of the action; (iii) the Company has authorized the employment of counsel for the Indemnitee at the expense of the Company; or (iv) the use of counsel chosen by the Company to represent the Indemnitee would present such counsel with a conflict of interest.

(c)    The Company Parties will not without the prior written consent of the Indemnitees, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitees are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnitee from all liability arising out of such claim, action, suit or proceeding and does not include an admission of guilt of, or failure to act by, the Indemnitee, or include any injunctive relief against any Indemnitee.  Neither the Company nor any other Company Party shall be liable for any settlement, compromise or the consent to the entry of judgment in connection with any such action effected without its written consent, but if settled with its written consent or if there be a final judgment for the plaintiff in any such action other than a judgment entered with the consent of such Indemnitee, then the Company Parties shall indemnify and hold harmless any Indemnitee from and against any loss or liability by reason of such settlement or judgment.

(d)    Each Indemnitee shall furnish such information regarding itself or the claim in question as the Company may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation arising therefrom.

(e)    In order to provide for contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable from the indemnifying Company Party, or is insufficient to hold harmless an Indemnitee under this Section 8, each Company Party shall contribute to the amount paid or payable by such Indemnitee as a result of such aggregate losses (i) in such proportion as is appropriate to reflect the relative benefits received by each Company Party, on the one hand, and each Indemnitee, on the other hand, in connection with the Transactions, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each Indemnitee, on the one hand, and each Company Party, on the other hand, in connection with the statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company Party or such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

(f)    Notwithstanding anything to the contrary herein, the provisions of this Section 8 are intended solely for the benefit of the Indemnitees and not for the benefit of, nor may any provision hereby be enforced by, any other Person; provided that Indemnitees are expressly made third party beneficiaries of this Section 8.

(g)    The obligations of the Company Parties shall survive and continue to be in full force and effect notwithstanding the termination of this Agreement for a period of two years from the Termination Date.

9.	MISCELLANEOUS.

(a)    Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Energy XXI Gulf Coast, Inc.
Suite 2626
1021 Main
Houston, Texas 77002
Facsimile: 713-351-3300
Attn: David West Griffin, Director

Copy to:

Vinson & Elkins LLP
First City Tower
1001 Fannin Street
Suite 2500
Houston, Texas 77002-6760
Facsimile: 713-758-2346
Attn: T. Mark Kelly, Esq.

and if to the Purchasers, to the applicable address and facsimile number set forth on Annex A hereto, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (A), (B) or (C) above, respectively.

(b)    Governing Law; Jurisdiction; Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York.  Each party hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

(c)    Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided that no party shall assign any of its rights or obligations hereunder to any party other than an Affiliate without the prior written consent of the other party.

(d)    Survival.  The representations and warranties of the parties hereto contained in Sections 2 and 3, respectively, and the agreements and covenants set forth in Sections 4 and 8 shall survive the Closing.  The agreements and covenants set forth in Section 8 shall survive for a period of two years from the Closing Date (or, if this Agreement is terminated prior to Closing, two years from the Termination Date).

(e)    Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(f)    Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)    Entire Agreement.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof, other than the Work Letter and any commitment letter between a Purchaser and a Company Party relating to the Transactions.

(h)    Amendment.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The failure by any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.  Any amendment to this Agreement made in conformity with the provisions of this Section 8(h) shall be binding on the Purchasers and all holders of the Securities purchased under this Agreement, as applicable.

(i)    Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided, that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(j)    Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)    No Third Party Beneficiaries.  Except as otherwise set forth in this Agreement, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(l)    Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Note and Common Stock Purchase Agreement to be duly executed as of September 18, 2009.

ENERGY XXI GULF COAST, INC.
`

	By:	/s/ Steve Nelson
Name: Steve Nelson Title: VP Operations

ENERGY XXI USA, INC.

	By:	/s/ Steve Nelson
Name: Steve Nelson Title: VP Operations

ENERGY XXI (BERMUDA) LIMITED.

	By:	/s/ D. West Griffin
Name: D. West Griffin Title: Chief Financial Officer

ENERGY XXI TEXAS ONSHORE, LLC

	By:	/s/ Steve Nelson
Name: Steve Nelson Title: VP Operations

ENERGY XXI ONSHORE, LLC

	By:	/s/ Steve Nelson
Name: Steve Nelson Title: VP Operations

ENERGY XXI GOM, LLC

	By:	/s/ Steve Nelson
Name: Steve Nelson Title: VP Operations

PURCHASER

LATIGO PARTNERS, L.P.,
SEG LATIGO ADVISORS, L.P.,

By:	/s/ David Ford
Name: David Ford Title: Partner

Address:	590 Madison Avenue, 9th Fl. New York, NY 10022

Telephone:	212-754-1616

Fax:	212-826-5280

PURCHASER

MOUNT KELLETT MASTER FUND II, LP

By: Mount Kellett Capital Partners GP LLC

By:	/s/ Stuart D. Freedman
Name: Stuart D. Freedman Title: Authorized Signatory

Address:	623 5th Avenue New York, NY 10022

Telephone:	212-588-6100

Fax:	212-588-6180

PURCHASER

MSD ENERGY INVESTMENTS, L.P.

By:	/s/ Marc Lisker
Name: Marc Lisker Title: General Counsel

Address:	645 Fifth Avenue, 21st Floor New York, NY 10022

Telephone:	212-303-1650

Fax:	212-303-1772

PURCHASER

SENATOR GLOBAL OPPORTUNITY FUND LP

By Senator GP LLC, its General Partner

By:	/s/ Edward Larmann
Name: Edward Larmann Title: Chief Financial Officer

Address:	Senator Investment Group LP 1330 Avenue of the Americas, 26th Floor New York, NY 10019

Telephone:	212-376-4305

Fax:	212-376-4301

PURCHASER

SENATOR GLOBAL OPPORTUNITY INTERMEDIATE FUND LP

By Senator GP LLC, its general partner

By:	/s/ Edward Larmann
Name: Edward Larmann Title: Chief Financial Officer

Address:	Senator Investment Group LP 1330 Avenue of the Americas, 26th Floor New York, NY 10019

Telephone:	212-376-4305

Fax:	212-376-4301

PURCHASER

SOF INVESTMENTS, L.P.

By:	/s/ Marc Lisker
Name: Marc Lisker Title: General Counsel

Address:	645 Fifth Avenue, 21st Floor New York, NY 10022

Telephone:	212-303-1650

Fax:	212-303-1772

PURCHASER

FAIRFAX COUNTY RETIREMENT SYSTEM

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

VERMONT STATE EMPLOYEES RETIREMENT

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

VIRGINIA RETIREMENT SYSTEM

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

UNIVERSITY OF PENNSYLVANIA

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

UBS LWC INSTITUTIONAL SICAU ALPHA CHOICE

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

UBS ALPHA CHOICE FUND LIMITED

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

TEXAS COUNTY & DISTRICT RETIREMENT

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

POST TRADITIONAL HIGH YIELD FUND LP

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

TIMKEN COMPANY COLLECTIVE INVESTMENT TRUST FOR RETIREMENT

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

TACOMA EMPLOYEES RETIREMENT SYSTEM

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

STICHT BEDRIPENS METALEKTRO

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

STATE OF NEW JERSEY

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

SMS ALLIANZGI-FONDS DREDOLE DENTUS US HY

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

QWEST PENSION TRUST

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

PMT STICHTING PENSIOENFONDS VOOR DE MET

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

OHIO PUBLIC EMPLOYEES RETIREMENT SYSTEM

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

NATION TELECOM COOP ASSN

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

NATIONAL RAILROAD

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

W.M. KECK FOUNDATION

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

IKANO FUND MANAGEMENT

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

POST HIGH YIELD PLUS MASTER FUND

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

INVESTERINGSFORENINGEN GUDME RAASCHOU

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

PURCHASER

GERVENE REKEN BEROEPSVERVOER

By: Post Advisory Group as Investment Manager

By:	/s/ Allen Schweitzer
Name: Allen Schweitzer Title: Chief Investment Officer

Address:	11755 Wilshire Blvd., Ste. 1400 Los Angeles, CA 90025

Telephone:	310-996-9600

Fax:	310-996-9688

Annex A

Registration Information

Legal Name of Purchaser:  __________________________________________________________

Aggregate principal amount of Notes to be purchased by you:  $______________
(if special denominations required, please note)

Aggregate amount of Shares to be acquired by you:  [______ Shares per each $1 million principal amount of Notes]

Address of Purchaser:  _______________________________________________________________

	Attention:	_________________________
Telephone Number:
Fax Number:

Purchaser Status (Check the appropriate box):

☐           “Accredited Investor” as defined in Rule 501(a)(1)(2)(3) or (7) of Regulation D of the Securities Act

☐           “Qualified Institutional Buyer” as defined in Rule 144(a)(1) of the Securities Act

Nominee (Name in which the Notes are to be registered, if different than name of Purchaser): ___________________________

Tax I.D. Number:
(If Acquired in the name of a nominee, the taxpayer I.D. number of such nominee)

Person to Receive Copies of Purchase Documents:

Name:
Telephone Number:
Email:
Operations Contacts

Primary:
Telephone Number:
Email:
Secondary:
Telephone Number:
Email:
Mail Payment Notices (if different than mailing address):

__________________________________
Attention:________________________
Telephone Number:

Fax Number:
State of Principal Place of Business:	__________________________________
Custodian Information:	__________________________________
Name:
DTC Participant No.:

Annex A-1

Physical Delivery Instructions:
__________________________________
Attention:__________________________ __________________________________
Telephone Number:
__________________________________
Fax Number:	__________________________________

Tax Withholding Form Attached (indicate type):  _________________________________________________

Annex A-2

Annex B

List of Subsidiaries and other interests of the Parent

Energy XXI (US Holdings) Limited

Energy XXI, Inc.

Energy XXI USA, Inc.

Energy XXI Gulf Coast, Inc.

Energy XXI Services, Inc.

Energy XXI Texas Onshore, LLC

Energy XXI Onshore, LLC

Energy XXI GOM, LLC

Annex B-1

Rider A

Annex C-1

Vinson & Elkins LLP

1.    Each of the Company and the Guarantors (other than the Parent, as to which we do not express an opinion) has been duly incorporated or formed and is validly existing in good standing as a corporation or limited liability company under the laws of the state of Delaware with the requisite corporate or limited liability company power and authority, as the case may be, to own or lease its properties and to conduct its business as described in the CIM in each case in all material respects.

2.    Each of the Company and the Guarantors (other than the Parent, as to which we do not express an opinion) has the requisite corporate or limited liability company power and authority to issue, sell and deliver the Notes, in accordance with and upon the terms and conditions set forth in, and to otherwise perform its respective obligations under, the Purchase Agreement, the Registration Rights Agreement and the Indenture (collectively the “Purchase Documents”).

3.    Each of the Purchase Documents has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors (other than the Parent, as to which we do not express an opinion).

4.    The Indenture, assuming the due authorization, execution and delivery thereof by the Parent and the Trustee, is a valid and legally binding agreement of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms; provided that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

5.    The Notes, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers pursuant to the Purchase Agreement, will constitute legal, valid, binding and enforceable obligations of the Company entitled to the benefits of the Indenture; provided that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

6.    When the Indenture has been duly and validly authorized, executed and delivered by each of the Guarantors (assuming due and valid authorization, execution and delivery by the Parent under the laws of Bermuda, as to which we do not express an opinion)  and the Notes have been duly and validly issued in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers under the Purchase Agreement, the Guarantees will constitute, legal, valid, binding and enforceable obligations of the Guarantors entitled to the benefits of the Indenture; provided that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

7.    The Notes and the related Guarantees have been duly authorized by each of the Company and the Guarantors (other than the Parent, as to which we do not express an opinion), as the case may be.

8.    The execution and delivery of the Purchase Documents by the Company and the Guarantors, the performance by the Company and the Guarantors of their respective obligations thereunder, including the issuance and sale of the Securities and the Guarantees, (i) will not result in any violation of the provisions of the charter, by-laws or equivalent constituent documents of the Company or any Guarantor (other than the Parent, as to which we do not express an opinion); (ii) will not constitute a breach of, or default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, charge, encumbrance or adverse claim upon any property or assets of Parent, the Company or any Guarantor, pursuant to any material Existing Instrument listed or identified on the annexed schedule furnished to us by the Company, and which the Company has represented lists all material agreements and instruments to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (iii) will not result in any violation of any federal or New York law or, to the best knowledge of such counsel any federal or New York administrative regulation or administrative or court decree, applicable to Parent, the Company or any of the subsidiaries of the Company; and (v) will not require any consent, approval, authorization or other order of, or registration (provided no opinion is given with respect to federal or state securities laws), or filing with, any court or other federal or New York governmental or regulatory authority or agency, except (i) with respect to the transaction contemplated by the Registration Rights Agreement and may be required under the Securities Act and the Exchange Act, (ii) as required by federal or state securities or “blue sky” laws, and (iii) for such consents, approvals, authorizations, orders, filings or registrations which have been obtained or made.

Annex C-1

Rider A

9.    Assuming the accuracy of the representations and warranties of Parent, the Company and the Purchasers contained in the Purchase Agreement and the compliance of such parties with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Purchasers, in the manner contemplated by Purchase Documents, to register the initial sale of the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood no opinion is given with respect to subsequent resales of the Securities.

10.    The Company is not, and after giving effect to the receipt of payment for the Notes and the application thereof as described in “Use of Proceeds” in the Confidential Offering Memorandum will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Annex C-1

Annex C-2

Appleby Global

1.    The Parent has been duly formed and is validly existing in good standing as an exempted company (as defined in the Companies Act 1981 (Bermuda)) under the laws of Bermuda with the requisite exempted company power and authority to own or lease its properties and to conduct its business in all material respects.

2.    The Parent has the requisite exempted company power and authority to issue, sell and deliver the Securities, in accordance with and upon the terms and conditions set forth in Purchase Agreement, the Registration Rights Agreement and the Indenture (collectively the “Purchase Documents”).

3.    Each of the Purchase Documents have been duly and validly authorized, executed and delivered by the Parent.

4.    The Guarantee of the Parent has been duly authorized by the Parent.

5.    The Shares have been duly authorized by the Parent and, upon the issuance thereof and payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and non-assessable.

6.    The execution and delivery of the Purchase Documents by the Parent, the performance by the Parent of its obligations thereunder, including the issuance and sale of the Shares and the Guarantee of the Parent, will not result in any violation of the provisions of the charter, by-laws or equivalent constituent documents of the Parent.

Annex D-1

Annex C-3

Looper, Reed & McGraw P.C.

[To come]

Annex D-2

Annex C-4

Phelps Dunbar LLP

[To come]

Annex D-3

Annex D

Security and Collateral Documents

Mortgages:
1.
Second Lien Mortgage, Deed of Trust, Assignment, Security agreement, Financing Statement and Fixture Filing, dated as of August __, 2009, from Energy XXI Texas Onshore, LLC, a Delaware limited liability company, as mortgagor and debtor, to [_____________], of [____________________], as trustee, and Wilmington Trust Company, as collateral agent

2.
Second Lien Mortgage, Deed of Trust, Assignment, Security agreement, Financing Statement and Fixture Filing, dated as of September __, 2009, from Energy XXI Onshore, LLC, a Delaware limited liability company, as mortgagor and debtor, to Wilmington Trust Company, as collateral agent

3.
Second Lien Mortgage, Deed of Trust, Assignment, Security agreement, Financing Statement and Fixture Filing, dated as of September __, 2009, from Energy XXI GOM, LLC, a Delaware limited liability company, as mortgagor and debtor, to Wilmington Trust Company, as collateral agent

4.
Second Lien Mortgage, Deed of Trust, Assignment, Security agreement, Financing Statement and Fixture Filing, dated as of August __, 2009, from Energy XXI GOM, LLC, a Delaware limited liability company, as mortgagor and debtor, to [_____________], of [____________________], as trustee, and Wilmington Trust Company, as collateral agent

Pledges1:
1.
Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of September __, 2009, made by Energy XXI GOM, LLC, a Delaware limited liability company, in favor of Wilmington Trust Company, as Indenture Trustee for the Secured Parties

2.
Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of September __, 2009, made by Energy XXI, Inc., a Delaware corporation, in favor of Wilmington Trust Company, as Indenture Trustee for the Secured Parties

3.
Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of September __, 2009, made by Energy XXI USA, Inc., a Delaware corporation, in favor of Wilmington Trust Company, as Indenture Trustee for the Secured Parties

4.
Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of September __, 2009, made by Energy XXI Gulf Coast, Inc., a Delaware corporation, in favor of Wilmington Trust Company, as Indenture Trustee for the Secured Parties

5.
Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of September __, 2009, made by Marlin Energy Offshore, L.L.C., a Delaware limited liability company, in favor of Wilmington Trust Company, as Indenture Trustee for the Secured Parties

6.
Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of September __, 2009, made by Marlin Texas GP, L.L.C., a Delaware limited liability company, in favor of Wilmington Trust Company, as Indenture Trustee for the Secured Parties

7.
Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of September __, 2009, made by Marlin Texas L.P., a Delaware limited partnership, in favor of Wilmington Trust Company, as Indenture Trustee for the Secured Parties

___________________________
1 Assumes same entities as in 2007 – to be updated as necessary.

Annex D-4

8.
Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of September __, 2009, made by Energy XXI Texas LP, a Delaware limited partnership, in favor of Wilmington Trust Company, as Indenture Trustee for the Secured Parties

9.
Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of September __, 2009, made by Energy XXI Texas GP, LLC, a Delaware limited liability company, in favor of Wilmington Trust Company, as Indenture Trustee for the Secured Parties

Annex D-5

Schedule I

Purchasers

Purchaser	Second Lien Notes Purchased	Shares Purchased

Fairfax County Retirement System	$145,000	31,960
Gervene Reken Beroepsvervoer	$320,000	70,532
Ikano Fund Management	$290,000	63,919
Investeringsforeningen Gudme Raaschou	$640,000	141,064
Latigo Partners, LP/SEG Latigo Advisors, LP	$6,300,000	1,388,596
Mount Kallett Master Fund II, LP	$10,300,000	2,270,244
MSD Energy Investments, L.P.	$10,000,000	2,204,120
Nation Telecom Coop Assn	$175,000	38,572
National Railroad	$700,000	154,288
Ohio Public Employees Retirement System	$480,000	105,798
PMT Stichting Pensianfonds Voor De Met	$1,230,000	271,107
Post High Yield Plus Master Fund	$130,000	28,654
Post Traditional High Yield Fund L.P.	$560,000	123,431
Qwest Pension Trust	$425,000	93,675
Senator Global Opportunity Fund LP	$2,496,000	550,148
Senator Global Opportunity Intermediate Fund L.P.	$2,304,000	507,829
SMS Allianzgi-Fonds Dredola Rentus US HY	$190,000	41,878
SOF Investments, L.P.	$18,800,000	4,143,746
State of New Jersey	$600,000	132,247
Sticht Bedripens Metalektro	$1,055,000	232,535
Tacoma Employees Retirement System	$190,000	41,878
Texas County & District Retirement	$975,000	214,902
Timken Company Collective Investment Trust for Retirement	$270,000	59,511
UBS Alpha Choice Fund Limited	$105,000	23,143
UBS LUX Institution/SICAV Alpha Choice	$95,000	20,939
University of Pennsylvania	$110,000	24,245
Vermont State Employees Retirement	$320,000	70,532
Virginia Retirement System	$700,000	154,288
W.M. Keck Foundation	$95,000	20,939

TOTAL	$60,000,000	13,224,720

Schedule II

Wire Transfer Instructions

Guaranty Bank
1300 Mopac
Austin, Texas 78746

ABA: 314970664
Account Number:  3804623571